Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of The Howard Hughes Corporation (the “Company”) for the period ended March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers, in their capacity as officers, of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

7
	By:	/s/ David R. Weinreb
David R. Weinreb
Chief Executive Officer (principal executive officer)
May 1, 2018

	By:	/s/ David R. O’Reilly
David R. O’Reilly
Chief Financial Officer
May 1, 2018